UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          March 18, 2010

Cowlitz Bancorporation

(Exact Name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-23881 (Commission File Number)	91 - 1529841 (IRS Employer Identification No.)

927 Commerce Ave. Longview, Washington 98632 Address of Principal Executive Office and Zip Code

Registrant's telephone number including area code 360-423-9800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 18, 2010, Cowlitz Bancorporation (the “Company”) received a notice from the NASDAQ Stock Market (“Nasdaq”) regarding its non-compliance with Nasdaq Listing Rule 5550(b)(1), which results from the failure of the Company to maintain a minimum of $2,500,000 in stockholders’ equity, or to satisfy the alternative requirements under Listing Rule 5550(b). At its scheduled hearing before a Nasdaq Hearings Panel, the Company intends to present a plan that includes a discussion of actions the Company expects to take to regain compliance with Listing Rule 5550(b)(1).

Item 9.01      Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2010	COWLITZ BANCORPORATION (Registrant) By: /s/Gerald L. Brickey Gerald L. Brickey Chief Financial Officer